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                                                                    Exhibit 5(i)

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[LOGO OF NEW ENGLAND FINANCIAL]                                                             ---------------------------
                                                                                            For Company Use Only
                                                                                            No.________________
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Application to New England Life Insurance Company (NELICO),
Boston, Massachusetts for a Variable Annuity

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1.  Annuitant
_________________________________________________________________      Social Security Number/    [_][_][_] - [_][_] - [_][_][_][_]
Name_____________________________________________________________      Tax Identification Number
_________________________________________________________________      Date of Birth  [_][_]/[_][_]/[_][_]
 Street Address
_________________________________________________________________      Gender:   |_| male   |_| female
 City                      State                     Zip

____________________________________________________________________________________________________________________________________
3.  Owner* (if different from annuitant)                                4.  Joint Owner

_________________________________________________________________       ____________________________________________________________
Name                                                                    Name

_________________________________________________________________       ____________________________________________________________
Street Address                                                          Street Address

_________________________________________________________________       ____________________________________________________________
City                       State                      Zip               City                      State                         Zip

Social Security Number/    [_][_][_] - [_][_] - [_][_][_][_]            Social Security Number/ [_][_][_] - [_][_] - [_][_][_][_]

Tax Identification Number                                               Tax Identification Number

Date of Birth/Date of Trust  [_][_]/[_][_]/[_][_]                       Date of Birth   [_][_]/[_][_]/[_][_]
Gender:   |_| male   |_| female                                         Gender:        |_| male      |_| female
*If owner is a trust, please complete the Trustee Certification
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5.  Beneficiary
Primary*                                                                Secondary

_________________________________________________________________       ____________________________________________________________
Name                                                                    Name

Social Security Number/    [_][_][_] - [_][_] - [_][_][_][_]            Social Security Number/ [_][_][_] - [_][_] - [_][_][_][_]

Tax Identification Number                                               Tax Identification Number

Relationship _________________________________________                  Relationship________________________________________________

*If owner is a trust, the trust must be the beneficiary
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6.  Type of Contract
     |_| IRA                                      |_| Roth IRA       |_| SEP IRA              |_| Non-qualified
     |_| Qualified Plan (type_________)           |_| SIMPLE IRA     |_| TSA Transfer         |_| Other _________

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7.   Purchase Payments
Initial Purchase Payment $______________________________________                and/or Transfers:  $ _______________________
Method of Payment:         |_|  Check            |_| Wire      |_| Draft  (if new, please complete MSA or ACH application)
Tax Year _________
A)  Bill $ ________________                       |_| Monthly        |_| Quarterly      |_| Semi-Annually |_| Annually
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8.   Replacements

Do you have any existing life policies or annuity contracts?                                        |_| Yes         |_| No

Is this annuity being purchased to replace existing insurance and annuity policy(s)?                |_| Yes         |_| No
If "Yes", applicable disclosure and replacement forms must be attached.
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
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9.       Special Requests
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10.  Optional Riders                                                               Administrative Use Only:
 Death Benefit Rider Options                                                       Additional Amendments
              |_| Annual Step Up
              |_|Greater of Annual Step Up and 5% Annual Increase
|_| [Guaranteed Minimum Income Benefit Rider]
|_| [Earnings Preservation Benefit Rider]
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11.  Owner(s) Signatures
Notice for applicant

For Florida Residents Only: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

For New Jersey Residents Only: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

For Arkansas, Kentucky, Maine, Louisiana, New Mexico, Ohio, Pennsylvania, and Washington, D.C. Residents Only: Any person who knowingly and with intent to defraud any insurance company or other person files an application or submits a claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and subjects such person to criminal and civil penalties.

ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT
GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

General. To the best of my knowledge and belief, the answers recorded are true and complete. My agreement in writing is required to any change made by the Company as to information in the Application.

When the Contract Takes Effect. The contract will take effect as of the latest of: (a) the date of the Application; (b) the date the first purchase payment and first premium for any riders are paid; and (c) any date of issue that is requested; provided that this
Application can be approved by the Company as submitted.

Owner's Social Security or Employer Identification Number:______________________

|_| I AM |_| I AM NOT subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code. Under penalties of perjury, I certify that the information provided in this section is true, correct and complete.

Signed at     __________________________________      On_______________________     ________________________________________________

                          City, State                       (month/day/year)                          Owner Signature

                                                                                    ________________________________________________

                                                                                                   Joint Owner Signature

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12.  Registered Representative Signature(s)
Responses completed by Registered Representative

A.  Do you have reason to believe that replacement or change of any existing insurance or annuity may be involved? |_| Yes    |_| No


B.  Does Owner (Annuitant if non-natural person) appear to be in good health and mentally competent? (if no, give details in
separate memo)   |_| Yes     |_| No

Registered Representative Name_________________________________________      State License Identification Number____________________


______________________________________________________    _____________________
Registered Representative Signature                           (month/day/year)



Accepted at the Company at the Administrative Office by:               _______________________________    _______________
                                                                       Principal Signature                (month/day/year)

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